UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2009 (August 3, 2009)

Behringer Harvard REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-1605

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 3, 2009 Thomas F. August provided notification of his resignation, effective August 7, 2009, as the Chief Executive Officer and Chief Operating Officer of Behringer Harvard REIT I, Inc. (the “Company”) and all other officer positions with the Company’s advisor, Behringer Advisors, LLC (“Behringer Advisors”), and its affiliates.  Mr. August will continue his association with Behringer Advisors to assist with transitional matters through the end of August 2009.  Mr. August was employed by Behringer Advisors out of retirement in February 2008 after serving as the Chief Executive Officer of Prentiss Properties Trust, a NYSE-listed company, until it was acquired by Brandywine Realty Trust in January 2006.

With his extensive executive leadership experience with exchange listed REITs, Mr. August’s focus for the Company was to orient it toward a possible exchange listing liquidity event for its stockholders.  During his tenure Mr. August has made significant strides to position the Company for such an event, including the addition of an exchange listed REIT executive team.  However, with the disruption of the capital markets and other consequences arising from current economic conditions, a liquidity event for the Company’s stockholders through an exchange listing is not imminent.  In light of this, Mr. August has decided to return to the ranks of the retired.

During Mr. August’s tenure, several highly qualified executives were engaged to devote direct focus on the management of the Company.  Michael A. Ernst will continue as chief financial officer of the Company; and Scott W. Fordham will continue as chief accounting officer.  Gerald D. Oliver, Jr. will continue to head up HPT Management Services LP, the Company’s property manager.  This impressive executive team that Mr. August assembled is unaffected by his departure, and this team and Behringer Advisors will continue to diligently manage the Company through these difficult economic times and work toward a profitable liquidity event for the Company’s stockholders.

Robert S. Aisner, who previously held the position of Chief Executive Officer of the Company and who is currently the Company’s President and one of its directors, will succeed Mr. August and assume the position of Chief Executive Officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD REIT I, INC.

Dated: August 4, 2009	By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate Development & Legal